Exhibit 99.2

Q1 2018 Earnings Release &

Supplemental Information

NYSE: IRT

WWW.IRTLIVING.COM

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three Months Ended March 31, 2018 and 2017	12

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing 5 Quarters	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three Months Ended March 31, 2018 and 2017	15

Net Operating Income Bridge	16

Capital Recycling Activity	17

Property Summary	18

NOI Exposure by Market	19

Debt Summary	20

Definitions	21

Independence Realty Trust

March 31, 2018

Company Information:

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 56 multifamily apartment properties, totaling 15,280 units, across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Corporate Headquarters	Two Liberty Place
50 S. 16th Street, Suite 3575
Philadelphia, PA 19102
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212.277.4322
IRT@edelman.com

 Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Some of the factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, but are not limited to, the assumptions underlying IRT’s 2018 EPS and CFFO guidance; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces First Quarter 2018 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – April 25, 2018 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its first quarter 2018 financial results.

First Quarter Highlights

•	Completed the acquisition of the last two properties in the nine-community portfolio acquisition announced in September 2017.

•	Completed the acquisition of two communities in Columbus, OH that align with IRT’s investment strategy.

•	Commenced first phase of the value add initiative in all five identified communities and on target to deliver projected returns by late 2018 and early 2019.

•	Net income allocable to common shares of $3.4 million for the quarter ended March 31, 2018 as compared to $4.1 million for the quarter ended March 31, 2017.

•

Core Funds from Operations (“CFFO”) of $15.6 million for the quarter ended March 31, 2018 as compared to $13.0 million for the quarter ended March 31, 2017. CFFO per share was $0.18 for the first quarter.

•	Adjusted EBITDA of $23.0 million for the quarter ended March 31, 2018 as compared to $19.5 million for the quarter ended March 31, 2017.

Same-Store Property Operating Results

First Quarter 2018 Compared to First Quarter 2017(1)
Rental income	1.7% increase
Total revenues	2.0% increase
Property level operating expenses	2.1% increase
Net operating income (“NOI”)	2.0% increase
Portfolio average occupancy	50 bps increase to 94.4%
Portfolio average rental rate	1.5% increase to $1,020
NOI Margin	10 bps decrease to 59.7%

(1)	Same store portfolio for the three months ended March 31, 2018 includes 42 properties, which represent 11,677 units.

“IRT’s first quarter performance demonstrates our continued ability to generate organic operating returns while simultaneously bolstering our presence in core markets,” said Scott Schaeffer, IRT’s Chairman and CEO. “Healthy fundamentals across our key markets, combined with a proactive approach to asset management, has supported continued accretion of same-store fundamentals. Further, our recent acquisitions fit perfectly with our investment thesis to own and operate in non-gateway markets with supply and demand imbalances, while enhancing scale. Looking ahead, we remain on track to achieve our 2018 guidance objectives. We believe our value add initiatives and focused strategy will unlock substantial value and position IRT for success over the long term.”

Property Acquisitions

On January 3, 2018, IRT completed the acquisition of two communities representing the completion of the nine-property portfolio acquisition initially announced in September 2017. In whole, the nine-community portfolio totaled 2,352 units and was acquired for a gross purchase price of $228.1 million. IRT assumed $58.5 million of property level debt in association with three of the acquired assets.

On January 4, 2018, IRT completed the acquisition of a 312-unit community located in Columbus, OH for approximately $36.8 million. As of March 31, 2018, the community was 93.0% occupied with average rent of $1,079.

On February 27, 2018, IRT completed the acquisition of a 235-unit community located in Columbus, OH for approximately $23.0 million. As of March 31, 2018, the community was 99.2% occupied with average rent of $881.

Capital Expenditures

For the three months ended March 31, 2018, recurring capital expenditures for the total portfolio were $1.2 million, or $80 per unit.

2018 EPS and CFFO Guidance

IRT is reiterating its 2018 full year guidance. EPS per diluted share is projected to be in a range of $0.26 to $0.31. CFFO per diluted share is projected to be in the range of $0.74 to $0.79. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below. Also included below are the primary assumptions underlying this estimate. See the statements and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s definition and rationale for the usefulness of CFFO.

2018 Full Year EPS and CFFO Guidance (1)	Low	High
Net income allocable to common shares	$0.26	$0.31
Earnings per share	$0.26	$0.31

2018 EPS and CFFO Guidance
Net income allocable to common shares	$0.26	$0.31
Adjustments:
Depreciation and amortization	0.43	0.43
Share base compensation	0.03	0.03
Amortization of deferred financing fees	0.02	0.02
CORE FFO per share allocated to common shareholders	$0.74	$0.79

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2018 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our estimate is based on the following key operating assumptions for IRT’s 2018 performance:

Same Store Communities	2018 Outlook
Number of properties/units	42 properties /11,677 units
Property revenue growth	3.0% to 4.0%
Controllable property operating expense growth	1.6% to 2.0%
Real estate tax and insurance expense increase	4.6% to 5.6%
Total real estate operating expense growth	2.5% to 3.5%
Property NOI growth	3.0% to 4.0%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$8.0 to $9.0 million

Capital Expenditures
Recurring	$7.8 to $8.8 million
Value add & non-recurring	$32 to $40 million

Distributions

On March 13, 2018, IRT’s Board of Directors declared a quarterly cash dividend for the first quarter of 2018 of $0.18 per share of IRT common stock, payable on April 20, 2018 to stockholders of record April 4, 2018.

The inaugural quarterly distribution completes IRT’s previously announced transition to a quarterly distribution of cash dividends.

Selected Financial Information

See the schedules at the end of this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: FFO, CFFO, Adjusted EBITDA and NOI.  Included at the end of this release is a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Wednesday, April 25, 2018 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 9668145.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Wednesday, May 2, 2018 by dialing 1.855.859.2056, access code 9668145.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 56 multifamily apartment properties, totaling 15,280 units, across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Some of the factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, but are not limited to, the assumptions underlying IRT’s 2018 EPS and CFFO guidance; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	For the Three Months Ended
	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$3,412		$6,293		$1,097		$18,739		$4,077
Earnings (loss) per share -- diluted	$0.04		$0.08		$0.02		$0.27		$0.06
Total property revenue	$45,616		$42,307		$39,864		$39,431		$38,895
Total property operating expenses	$18,418		$16,610		$16,196		$15,918		$15,992
Net operating income	$27,198		$25,697		$23,668		$23,513		$22,903
NOI margin	59.6%		60.7%		59.4%		59.6%		58.9%
Adjusted EBITDA	$23,012		$21,743		$20,220		$19,493		$19,512
FFO per share	$0.17		$0.14		$0.13		$0.12		$0.17
CORE FFO per share	$0.18		$0.18		$0.19		$0.19		$0.18
Dividends per share	$0.18		$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	100.0%		100.0%		94.7%		94.7%		100.0%
Portfolio Data:
Total gross assets	$1,689,689		$1,551,238		$1,497,546		$1,400,864		$1,390,589
Total number of properties	56		52		50		46		47
Total units	15,280		14,017		13,729		12,812		13,198
Period end occupancy	93.5%		94.0%		94.8%		94.5%		94.7%
Total portfolio average occupancy	93.7%		94.1%		94.7%		94.9%		93.8%
Total portfolio average effective monthly rent, per unit	$1,004		$1,003		$1,002		$1,008		$976
Same store period end occupancy (a)	94.2%		94.9%		94.9%		94.6%		94.8%
Same store portfolio average occupancy (a)	94.4%		94.7%		94.7%		95.0%		93.9%
Same store portfolio average effective monthly rent, per unit (a)	$1,020		$1,018		$1,018		$1,012		$1,005
Capitalization:
Total debt	$903,286		$778,442		$731,625		$764,521		$765,695
Common share price, period end	$9.18		$10.09		$10.17		$9.87		$9.37
Market equity capitalization	$806,671		$885,094		$880,257		$712,413		$674,591
Total market capitalization	$1,709,957		$1,663,536		$1,611,882		$1,476,934		$1,440,286
Total debt/total gross assets (b)	53.5%		50.2%		48.9%		54.6%		55.1%
Net debt to adjusted EBITDA (b)	9.7	x	8.8	x	8.9	x	9.7	x	9.7	x
Interest coverage (b)	2.8	x	3.0	x	2.9	x	2.7	x	2.6	x
Common shares and OP Units:
Shares outstanding	86,973,397		84,708,551		83,518,603		69,143,955		69,125,681
OP units outstanding	899,215		3,011,351		3,035,654		3,035,654		2,869,050
Common shares and OP units outstanding	87,872,612		87,719,902		86,554,257		72,179,609		71,994,731
Weighted average common shares and units	87,466,518		86,646,371		75,009,859		71,703,735		71,656,205
(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.
(b)

In Q3 2017, we announced the acquisition of a nine-property portfolio and completed an equity raise aggregating $133.0 million in gross proceeds.  These transactions temporarily reduced our leverage as the closing of the acquisitions occurred on various dates through January 3, 2018.  For the three months ended March 31, 2018, our proforma net debt to EBITDA would have been 9.4x if adjusted for the timing of acquisitions and timing of current value add initiatives.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assets
Investments in real estate at cost	$1,638,544	$1,504,156	$1,427,057	$1,340,573	$1,280,840
Less: accumulated depreciation	(94,001)	(84,097)	(75,084)	(66,853)	(59,055)
Investments in real estate, net	1,544,543	1,420,059	1,351,973	1,273,720	1,221,785
Real estate held for sale	—	—	22,031	21,964	61,102
Cash and cash equivalents	10,399	9,985	10,128	6,271	10,065
Restricted cash	5,645	4,634	6,665	5,690	5,575
Accounts receivable and other assets	5,318	7,556	9,416	5,114	3,794
Derivative assets	10,525	7,291	3,581	3,619	4,292
Intangible assets, net	1,449	1,099	1,418	799	373
Total assets	$1,577,879	$1,450,624	$1,405,212	$1,317,177	$1,306,986
Liabilities and Equity
Total indebtedness	$903,286	$778,442	$731,625	$764,521	$765,695
Accounts payable and accrued expenses	17,896	17,216	23,236	16,940	13,154
Accrued interest payable	373	249	134	176	540
Dividends payable	15,754	5,245	5,176	4,313	4,301
Other liabilities	3,580	3,353	3,063	2,906	2,952
Total liabilities	940,889	804,505	763,234	788,856	786,642
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	868	846	835	691	691
Additional paid in capital	718,370	703,849	691,550	565,372	565,006
Accumulated other comprehensive income (loss)	7,890	4,626	3,466	3,468	4,097
Retained earnings (deficit)	(97,581)	(85,221)	(76,419)	(64,260)	(70,608)
Total shareholders' equity	629,547	624,100	619,432	505,271	499,186
Noncontrolling Interests	7,443	22,019	22,546	23,050	21,158
Total equity	636,990	646,119	641,978	528,321	520,344
Total liabilities and equity	$1,577,879	$1,450,624	$1,405,212	$1,317,177	$1,306,986

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenue:
Rental income	$40,858	$38,029	$35,531	$35,176	$34,737
Reimbursement and other property income	4,758	4,278	4,333	4,255	4,158
Total property revenue	45,616	42,307	39,864	39,431	38,895
Property management and other income	139	140	202	130	247
Total revenue	45,755	42,447	40,066	39,561	39,142
Expenses:
Real estate operating expenses	18,418	16,610	16,196	15,918	15,992
Property management expenses	1,683	1,696	1,328	1,444	1,538
General and administrative expenses	2,734	2,398	2,322	2,706	2,100
Acquisition and integration expenses	—	386	569	265	122
Depreciation and amortization expense	11,224	9,912	8,671	8,011	7,607
Total expenses	34,059	31,002	29,086	28,344	27,359
Operating Income (loss)	11,696	11,445	10,980	11,217	11,783
Interest expense	(8,340)	(7,129)	(6,963)	(7,162)	(7,448)
Other income (expense)	144	94	12	(12)	(5)
Net gains (losses) on sale of assets	—	2,952	(92)	16,050	(85)
Gains (losses) on extinguishment of debt	—	—	—	(572)	—
Acquisition related debt extinguishment expenses	—	(843)	(2,781)	—	—
Net income (loss)	3,500	6,519	1,156	19,521	4,245
(Income) loss allocated to noncontrolling interests	(88)	(226)	(59)	(782)	(168)
Net income (loss) available to common shares	$3,412	$6,293	$1,097	$18,739	$4,077
EPS - basic	$0.04	$0.08	$0.02	$0.27	$0.06
Weighted-average shares outstanding - Basic	85,303,010	83,612,566	71,972,394	68,832,855	68,787,155
EPS - diluted	$0.04	$0.08	$0.02	$0.27	$0.06
Weighted-average shares outstanding - Diluted	85,535,089	83,849,367	72,144,544	68,943,869	68,958,786
Funds From Operations (FFO):
Net Income (loss)	$3,500	$6,519	$1,156	$19,521	$4,245
Add-Back (Deduct):
Real estate depreciation and amortization	11,201	9,868	8,645	7,987	7,595
Net (gains) losses on sale of assets excluding defeasance costs	—	(4,455)	92	(18,798)	85
FFO	$14,701	$11,932	$9,893	$8,710	$11,925
FFO per share	0.17	0.14	0.13	0.12	0.17
CORE Funds From Operations (CFFO):
FFO	$14,701	$11,932	$9,893	$8,710	$11,925
Add-Back (Deduct):
Stock compensation expense	470	420	422	738	388
Amortization of deferred financing costs	444	309	282	359	519
Acquisition and integration expenses	—	386	569	265	122
Other depreciation and amortization	23	44	26	24	12
Other expense (income)	(52)	(94)	(12)	12	—
(Gains) losses on extinguishment of debt	—	—	—	572	—
Defeasance costs included in net gains (losses) on sale of assets	—	1,503	—	2,748	—
Acquisition related debt extinguishment expenses	—	843	2,781	—	—
CFFO	$15,586	$15,343	$13,961	$13,428	$12,966
CFFO per share	0.18	0.18	0.19	0.19	0.18
Weighted-average shares and units outstanding	87,466,518	86,646,371	75,009,859	71,703,735	71,656,205

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE MONTHS ENDED MARCH 31, 2018 and 2017

Dollars in thousands, except per share data

	For the Three Months Ended March 31,
	2018	2017
Revenue:
Rental income	$40,858	$34,737
Reimbursement and other property income	4,758	4,158
Total property revenue	45,616	38,895
Property management and other income	139	247
Total revenue	45,755	39,142
Expenses:
Real estate operating expenses	18,418	15,992
Property management expenses	1,683	1,538
General and administrative expenses	2,734	2,100
Acquisition and integration expenses	—	122
Depreciation and amortization expense	11,224	7,607
Total expenses	34,059	27,359
Operating Income (loss)	11,696	11,783
Interest expense	(8,340)	(7,448)
Other income (expense)	144	(5)
Net gains (losses) on sale of assets	—	(85)
Net income (loss)	3,500	4,245
(Income) loss allocated to noncontrolling interests	(88)	(168)
Net income (loss) available to common shares	$3,412	$4,077
EPS - basic	$0.04	$0.06
Weighted-average shares outstanding - Basic	85,303,010	68,787,155
EPS - diluted	$0.04	$0.06
Weighted-average shares outstanding - Diluted	85,535,089	68,958,786

Funds From Operations (FFO):
Net Income (loss)	$3,500	$4,245
Adjustments:
Real estate depreciation and amortization	11,201	7,595
Net (gains) losses on sale of assets excluding defeasance costs	—	85
Funds From Operations	$14,701	$11,925
FFO per share	$0.17	$0.17
Core Funds From Operations (CFFO):
Funds From Operations	$14,701	$11,925
Adjustments:
Stock compensation expense	470	388
Amortization of deferred financing costs	444	519
Acquisition and integration expenses	—	122
Other depreciation and amortization	23	12
Other expense (income)	(52)	—
Core Funds From Operations	$15,586	$12,966
CFFO per share	$0.18	$0.18
Weighted-average shares and units outstanding	87,466,518	71,656,205

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
Net income (loss)	$3,500		$6,519		$1,156		$19,521		$4,245
Add-Back (Deduct):
Depreciation and amortization	11,224		9,912		8,671		8,011		7,607
Interest expense	8,340		7,129		6,963		7,162		7,448
Other (income) expense	(52)		(94)		(12)		12		5
Acquisition and integration expenses	—		386		569		265		122
Net (gains) losses on sale of assets	—		(2,952)		92		(16,050)		85
(Gains) losses on extinguishment of debt	—		—		—		572		—
Acquisition related debt extinguishment expenses	—		843		2,781		—		—
Adjusted EBITDA	$23,012		$21,743		$20,220		$19,493		$19,512

INTEREST COST:
Interest expense	$8,340		$7,129		$6,963		$7,162		$7,448

INTEREST COVERAGE:	2.8	x	3.0	x	2.9	x	2.7	x	2.6	x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenue:
Rental income	$32,298	$32,428	$32,483	$32,342	$31,762
Reimbursement and other property income	3,895	3,714	3,913	3,881	3,719
Total revenue	36,193	36,142	36,396	36,223	35,481
Operating Expenses:
Real estate taxes	4,615	4,447	4,388	4,384	4,381
Property insurance	808	768	747	781	820
Personnel expenses	3,440	3,389	3,573	3,483	3,400
Utilities	2,348	2,205	2,353	2,123	2,223
Repairs and maintenance	1,009	1,035	1,550	1,334	1,233
Contract services	1,094	1,040	1,074	1,090	1,043
Advertising expenses	429	458	397	382	382
Casualty expense (income)	79	55	10	(2)	(1)
Other expenses	748	821	652	705	792
Total operating expenses	14,570	14,218	14,744	14,280	14,273
Same-store net operating income	$21,623	$21,924	$21,652	$21,943	$21,208
Same-store NOI margin	59.7%	60.7%	59.5%	60.6%	59.8%
Average occupancy	94.4%	94.7%	94.7%	95.0%	93.9%
Average effective monthly rent, per unit	$1,020	$1,018	$1,018	$1,012	$1,005
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$21,623	$21,924	$21,652	$21,943	$21,208
Non same-store net operating income	5,575	3,773	2,016	1,570	1,695
Property management income	139	140	202	130	247
Property management expenses	(1,683)	(1,696)	(1,328)	(1,444)	(1,538)
General and administrative expenses	(2,734)	(2,398)	(2,322)	(2,706)	(2,100)
Acquisition and integration expenses	—	(386)	(569)	(265)	(122)
Depreciation and amortization expense	(11,224)	(9,912)	(8,671)	(8,011)	(7,607)
Interest expense	(8,340)	(7,129)	(6,963)	(7,162)	(7,448)
Other income (expense)	144	94	12	(12)	(5)
Net gains (losses) on sale of assets	—	2,952	(92)	16,050	(85)
Gains (losses) on extinguishment of debt	—	—	—	(572)	—
Acquisition related debt extinguishment expenses	—	(843)	(2,781)	—	—
Net income (loss)	$3,500	$6,519	$1,156	$19,521	$4,245
(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE MONTHS ENDED MARCH 31, 2018 and 2017

Dollars in thousands, except per unit data

	Three-Months Ended March 31, (a)
	2018	2017	% change
Revenue:
Rental income	$32,298	$31,762	1.7%
Reimbursement and other property income	3,895	3,719	4.7%
Total revenue	36,193	35,481	2.0%
Operating Expenses:
Real estate taxes	4,615	4,381	5.3%
Property insurance	808	820	-1.5%
Personnel expenses	3,440	3,400	1.2%
Utilities	2,348	2,223	5.6%
Repairs and maintenance	1,009	1,233	-18.2%
Contract services	1,094	1,043	4.9%
Advertising expenses	429	382	12.3%
Casualty expense (income)	79	(1)	nm
Other expenses	748	792	-5.6%
Total operating expenses	14,570	14,273	2.1%
Same-store net operating income	$21,623	$21,208	2.0%
Same-store NOI margin	59.7%	59.8%	-0.1%
Average occupancy	94.4%	93.9%	0.5%
Average effective monthly rent, per unit	$1,020	$1,005	1.5%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$21,623	$21,208
Non same-store net operating income	5,575	1,695
Property management income	139	247
Property management expenses	(1,683)	(1,538)
General and administrative expenses	(2,734)	(2,100)
Acquisition and integration expenses	—	(122)
Depreciation and amortization expense	(11,224)	(7,607)
Interest expense	(8,340)	(7,448)
Other income (expense)	144	(5)
Net gains (losses) on sale of assets	—	(85)
Net income (loss)	$3,500	$4,245
(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING 5 QUARTERS

Dollars in thousands

	For the Three-Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Property revenue
Same store (a)	$36,193	$36,142	$36,396	$36,223	$35,481
Non same-store	9,423	6,165	3,468	3,208	3,414
Total property revenue	45,616	42,307	39,864	39,431	38,895
Property expenses
Same store (a)	14,570	14,218	14,744	14,280	14,273
Non same-store	3,848	2,392	1,452	1,638	1,719
Total property expenses	18,418	16,610	16,196	15,918	15,992
Net operating income
Same-store (a)	21,623	21,924	21,652	21,943	21,208
Non same-store	5,575	3,773	2,016	1,570	1,695
Total property net operating income	$27,198	$25,697	$23,668	$23,513	$22,903
Reconciliation of NOI to net income (loss)
Total property net operating income	$27,198	$25,697	$23,668	$23,513	$22,903
Property management and other income	139	140	202	130	247
Property management expenses	(1,683)	(1,696)	(1,328)	(1,444)	(1,538)
General and administrative expenses	(2,734)	(2,398)	(2,322)	(2,706)	(2,100)
Acquisition and integration expenses	—	(386)	(569)	(265)	(122)
Depreciation and amortization expense	(11,224)	(9,912)	(8,671)	(8,011)	(7,607)
Interest expense	(8,340)	(7,129)	(6,963)	(7,162)	(7,448)
Other income (expense)	144	94	12	(12)	(5)
Net gains (losses) on sale of assets	—	2,952	(92)	16,050	(85)
Gains (losses) on extinguishment on debt	—	—	—	(572)	—
Acquisition related debt extinguishment expenses	—	(843)	(2,781)	—	—
Net income (loss)	$3,500	$6,519	$1,156	$19,521	$4,245
(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

ACQUISITION AND DISPOSITION ACTIVITY

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions

Property Name	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
Creekside Corners	Atlanta, GA	444	January 3, 2018	$43,901	$99	$933
Hartshire Lakes	Indianapolis, IN	272	January 3, 2018	27,597	101	917
The Chelsea	Columbus, OH	312	January 4, 2018	36,750	118	1,079
Avalon Oaks	Columbus, OH	235	February 27, 2018	23,000	98	881
Total - Acquisitions		1,263		$131,248	$104	$961

PROPERTY SUMMARY

Dollars in thousands, except per unit data

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)		Average Occupancy (d)		Effective Rent (e)

Same Store Properties:
Crestmont	Marietta, GA	4/29/2011	2010 (f)	17,727	(3,935)	13,792	228	86.8%	(f)	89.8%	(f)	978
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,309	(2,118)	14,191	192	93.2%		94.0%		1,013
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,490	(2,672)	26,818	370	93.2%		91.3%		1,017
Windrush	Edmond, OK	2/28/2014	2011	9,619	(912)	8,707	160	95.6%		93.3%		747
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,898	(1,727)	16,171	453	93.4%		93.3%		649
Raindance	Oklahoma City, OK	2/28/2014	2011	14,801	(1,431)	13,370	504	96.2%		95.6%		549
Augusta	Oklahoma City, OK	2/28/2014	2011	11,871	(1,234)	10,637	197	93.4%		92.4%		720
Invitational	Oklahoma City, OK	2/28/2014	2011	19,713	(2,048)	17,665	344	94.2%		92.2%		660
King's Landing	Creve Coeur, MO	3/31/2014	2005	33,048	(3,128)	29,920	152	95.4%		91.4%		1,374	(h)
Carrington Park	Little Rock, AR	5/7/2014	1999	22,487	(2,265)	20,222	202	92.6%		95.5%		1,053
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	21,161	(1,930)	19,231	170	91.2%		90.1%		1,148
Walnut Hill	Cordova, TN	8/28/2014	2001	28,429	(2,602)	25,827	362	96.4%		96.3%		980
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,683	(2,042)	22,641	268	95.2%		94.3%		930
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,739	(2,709)	28,030	500	97.6%		95.8%		843
Bennington Pond	Groveport, OH	11/24/2014	2000	18,102	(1,508)	16,594	240	97.9%		96.3%		895
Prospect Park	Louisville, KY	12/8/2014	1990	14,361	(996)	13,365	138	91.3%		93.4%		959
Brookside	Louisville, KY	12/8/2014	1987	21,071	(1,507)	19,564	224	94.2%		95.4%		875
Jamestown	Louisville, KY	12/8/2014	1970 (f)	38,233	(2,731)	35,502	356	84.3%	(f)	89.5%	(f)	1,086
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,781	(4,206)	51,575	432	92.8%		92.9%		1,002
Meadows	Louisville, KY	12/8/2014	1988	38,300	(2,766)	35,534	400	93.8%		93.3%		833
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	32,029	(2,418)	29,611	260	93.5%		94.5%		931
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,639	(2,605)	33,034	300	93.7%		94.0%		1,275
Bayview Club	Indianapolis, IN	5/1/2015	2004	26,064	(1,819)	24,245	236	92.4%		91.8%		998
Arbors River Oaks	Memphis, TN	9/17/2015	2010	22,012	(1,386)	20,626	191	95.3%		95.9%		1,232
Aston	Wake Forest, NC	9/17/2015	2013	38,027	(2,195)	35,832	288	92.7%		94.3%		1,086
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,830	(2,689)	45,141	334	99.1%		95.7%		1,271
Bridge Pointe	Huntsville, AL	9/17/2015	2002	16,227	(964)	15,263	178	96.6%		96.8%		858
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,383	(2,104)	36,279	256	93.8%		95.2%		1,193
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,771	(2,357)	39,414	208	90.9%		92.3%		1,436
Fox Trails	Plano, TX	9/17/2015	1981	28,404	(1,527)	26,877	286	96.5%		95.9%		1,085
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,524	(713)	10,811	123	94.3%		95.9%		982
Millenia 700	Orlando, FL	9/17/2015	2012	47,721	(2,684)	45,037	297	95.0%		97.1%		1,404
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	57,062	(3,394)	53,668	330	94.9%		94.9%		1,220
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	50,469	(2,664)	47,805	494	92.5%	(f)	95.2%	(f)	999
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,920	(1,854)	30,066	244	95.5%		95.4%		1,123
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,239	(2,667)	44,572	274	94.2%		94.2%		1,448
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,269	(2,771)	45,498	346	96.2%		94.9%		1,079
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,557	(904)	13,653	172	95.4%		96.4%		944
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,367	(424)	8,943	114	93.9%		96.9%		935
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	39,055	(2,212)	36,843	232	97.4%		96.3%		1,260
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,783	(3,915)	65,868	370	95.1%		96.6%		1,393
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,346	(1,668)	26,678	252	94.8%		96.5%		1,074
TOTAL Same Store				$1,265,521	$(90,401)	$1,175,120	11,677	94.2%		94.4%		$1,020

Non-Same Store Properties:
Lakes of Northdale	Tampa, FL	2/27/2017	2016	29,889	(723)	29,166	216	93.5%		94.0%		1,223
Haverford Place	Lexington, KY	5/24/2017	2001 (f)	14,516	(241)	14,275	160	93.8%	(f)	91.3%	(f)	906
South Terrace	Durham, NC	6/30/2017	2002 (f)	43,343	(715)	42,628	328	80.5%	(f)	87.2%	(f)	1,075
Cherry Grove	North Myrtle Beach, SC	9/26/2017	2001	16,149	(197)	15,952	172	98.8%		96.0%		961
Kensington Commons	Canal Winchester, OH	9/26/2017	2004	24,210	(261)	23,949	264	95.8%		95.4%		868
Schirm Farms	Canal Winchester, OH	9/26/2017	2002	23,507	(246)	23,261	264	93.6%		93.9%		867
Riverchase	Indianapolis, IN	9/26/2017	2000	18,749	(217)	18,532	216	95.4%		92.3%		809
Live Oak Trace	Baton Rouge, LA	10/25/2017	2002	28,453	(286)	28,167	264	65.5%	(g)	59.5%	(g)	1,073
Tides at Calabash	Wilmington, NC	11/14/2017	2010	14,110	(102)	14,008	168	91.7%		92.8%		840
Brunswick Point	Wilmington, NC	12/12/2017	2005	30,388	(177)	30,211	288	96.2%		94.1%		831
Creekside Corners	Atlanta, GA	1/3/2018	2001	43,504	(156)	43,348	444	93.7%		96.2%		933
Hartshire Lakes	Indianapolis, IN	1/3/2018	2008	27,294	(101)	27,193	272	95.6%		98.7%		917
The Chelsea	Columbus, OH	1/4/2018	2013	36,439	(140)	36,299	312	93.0%		94.4%		1,079
Avalon Oaks	Columbus, OH	2/27/2018	1999	22,472	(38)	22,434	235	99.2%		97.8%		881
TOTAL Non-Same Store				$373,023	$(3,600)	$369,423	3,603	91.5%		91.7%		$952

TOTAL				$1,638,544	$(94,001)	$1,544,543	15,280	93.5%		93.7%		$1,004
(a)	All dates are for the later of (i) the year in which construction was completed or (ii) the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at March 31, 2018.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of March 31, 2018 divided by (ii) total units available as of March 31, 2018, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended March 31, 2018.
(e)	Effective rent represents the average effective monthly rent for all occupied units for the three-month period ended March 31, 2018.
(f)	Properties are undergoing renovation.
(g)	Property was recently renovated and impacted units are in the process of being leased up.
(h)	Property’s effective rent per unit was adjusted to exclude the impact of commercial rental revenue.

TOTAL PORTFOLIO NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

				For the Three Months Ended March 31, 2018
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income	% of NOI
Atlanta, GA (a)	1,536	$181,483	92.6%	$1,072	$3,212	11.8%
Louisville, KY (b)	1,710	182,262	91.4%	951	2,920	10.7%
Raleigh - Durham, NC (c)	1,372	183,491	91.3%	1,102	2,825	10.4%
Memphis, TN	1,383	138,242	96.3%	1,022	2,495	9.2%
Columbus, OH	1,315	124,730	95.7%	925	1,831	6.7%
Oklahoma City, OK	1,658	73,902	94.6%	639	1,706	6.3%
Indianapolis, IN	916	88,416	94.2%	933	1,536	5.6%
Dallas, TX	734	85,601	97.3%	1,146	1,482	5.4%
Charleston, SC	518	79,159	94.8%	1,295	1,134	4.2%
Little Rock, AR	462	54,516	93.1%	985	856	3.1%
Orlando, FL	297	47,721	95.0%	1,404	829	3.0%
Greenville, SC	346	48,269	96.2%	1,079	734	2.7%
Chicago, IL	370	29,490	93.2%	1,017	606	2.2%
Austin, TX	300	35,639	93.7%	1,275	600	2.2%
Charlotte, NC	208	41,771	90.9%	1,436	587	2.2%
Asheville, NC	252	28,346	94.8%	1,074	568	2.1%
Myrtle Beach, SC	340	30,259	95.3%	902	545	2.0%
Wilmington, NC	288	30,388	96.2%	831	527	1.9%
Tampa-St. Petersburg, FL	216	29,889	93.5%	1,223	482	1.8%
Chattanooga, TN	295	26,081	94.9%	960	445	1.6%
St. Louis, MO	152	33,048	95.4%	1,374	422	1.6%
Huntsville, AL	178	16,227	96.6%	858	298	1.1%
Jackson, MS	170	21,161	91.2%	1,148	291	1.1%
Baton Rouge, LA	264	28,453	65.5%	1,073	267	1.0%
Total/Weighted Average	15,280	$1,638,544	93.5%	$1,004	$27,198	100.0%

(a)	This market includes properties with value add initiatives. Excluding these properties, period end occupancy would be 94.3%.
(b)	This market includes properties with value add initiatives. Excluding these properties, period end occupancy would be 93.2%.
(c)	This market includes a property with value add initiatives. Excluding this property, period end occupancy would be 94.6%.

DEBT SUMMARY AS OF MARCH 31, 2018

Dollars in thousands

	Amount	Rate	Type (c)	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$190,005	3.0%	Floating	3.3
Term loan (b)	$100,000	3.2%	Floating	6.6
Mortgages	619,399	3.8%	Fixed	5.7
Unamortized deferred financing costs	(6,118)
Total Debt	903,286	3.5%		5.3
Market Equity Capitalization, at period end	806,671
Total Capitalization	$1,709,957

(a)

Credit facility total capacity is $300,000, of which $190,005 was drawn as of March 31, 2018, comprised of a $50,000 term loan and a revolving commitment of up to $250,000. The maturity date on the term loan is May 1, 2022, and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021.

(b)	The maturity date on the term loan is November 20, 2024.

(c)

As of March 31, 2018, IRT maintained a float-to-fixed interest rate swap with a $150,000 notional amount. The swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of our floating rate debt to fixed rate debt. We also maintain an interest rate collar with a $100,000 notional amount. The collar, which expires on November 20, 2024, has a floor of 1.25% and a cap of 2.00%. It has converted $100,000 of our floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

Encumbered & Unencumbered Statistics	Total Units	% of Total	Gross Assets	% of Total	1Q 2018 NOI	% of Total
Unencumbered assets	6,877	45.0%	680,885	40.3%	10,666	39.2%
Encumbered assets	8,403	55.0%	1,008,804	59.7%	16,532	60.8%
	15,280	100.0%	1,689,689	100.0%	27,198	100.0%

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as acquisition and integration expenses, asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-cash or non-operating gains or losses related to items such as defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, and acquisition related debt extinguishment expenses from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total debt	$903,286	$778,442	$731,625	$764,521	$765,695
Less: cash and cash equivalents	(10,399)	(9,985)	(10,128)	(6,271)	(10,065)
Total net debt	$892,887	$768,457	$721,497	$758,250	$755,630

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, acquisition expenses, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total assets	$1,577,879	$1,450,624	$1,405,212	$1,317,177	$1,306,986
Plus: accumulated depreciation (a)	94,001	84,097	76,664	68,433	68,262
Plus: accumulated amortization	17,809	16,517	15,670	15,254	15,341
Total gross assets	$1,689,689	$1,551,238	$1,497,546	$1,400,864	$1,390,589
(a)	Includes previously recognized depreciation on properties classified as held-for-sale.